Exhibit 10.2

The Amendment to Trust Loan Agreement

(No: NT Trust.16-020-013-010)

Lender (Party A): The National Trust Ltd.

Address: No.1 building, No.18 courtyard on Binhe Road, Western Anwai, Dongcheng District, Beijing

Postal Code: 100011

Telephone Number: 010-84268088

Fax: 010-84268000

Legal Representative: Yang Xiaoyang

Borrower (Party B): Wuhan Kingold Jewelry Co., Ltd.

Address: Te No.15 of Huangpu Science and Technology Park, Jiang’an District, Wuhan

Postal Code: 430023

Telephone Number: 027-65694977

Fax: 027-65694977

Legal Representative: Jia Zhihong

In view of:

1.	Party A, in accordance with the written agreement of the Fenghui No.1 Single Fund Trust (hereinafter referred to as“this Trust”or“this Trust Plan”) and the trustor’ s intention, will deliver the RMB trusted funds (hereinafter referred to as“Trust Loan”or“Loan”) to Party B in the name of Lender, and two Parties have signed the Trust Loan Agreement of NT Trust. 16-020-013-002.
2.	The terms in the provisions of this agreement not defined specifically will follow the definitions and connotations in the Trust Agreement (No. NT Trust. 16-020-013-001) and the Trust Loan Agreement.

According to the relevant laws and regulations, two Parties implement this Amendment to the Trust Loan Agreement to abide to and enforce the provisions.

Article 1 The Item 1.2 of Section 1. “Loan Contents” in the Trust Loan Agreement is modified as:

(1)	The load period in this Agreement follows the moption:

m The funds to be delivered by installments in each load term of [12] months, the corresponding day after [12] months upon the date the release begins should be the expiration date for each installment;

Article 2 The Item 2.1 of Section 2. “Loan Origination” in the Trust Loan Agreement is modified as:

2.1 Party A is only bound to release the first fund if and only if Party A meets the all conditions apart from items 2.1.8 and 2.1.9 and the trustor issues the “Notice of Loan Grant” unless Party A cancels all or some of the conditions herein in written form; Party A is only bound to release the rest sum if and only if the following conditions are met:

2.1.1 Party B has obtained the internal authority’s valid agreement of this loan in accordance with relevant laws and corporate regulations;

2.1.2 The Agreement has been signed and entered into force without any violation of the Agreement by Party B;

2.1.3 Each period of this Trust takes effect;

2.1.4 Party B has provided the irrevocable Loan IOU to Party A;

2.1.5 Party B has submitted all documents required by Party A as follows:

(1) The sealed business license (copy) of corporation;

(2) The sealed valid corporate bylaws (copy);

(3) The sealed legal representative’s ID card (copy);

(4) The sealed annual financial audit reports of previous year and financial statements of the last three months (copy);

(5) The internal authority’s valid agreement or documents in approval of this loan;

(6) Other required materials;

2.1.6 The signature of Agreement, NT Trust. 16-020-013-0011 and “Pledge Agreement” of NT Trust. 16-020-013-0012 with Party A and the procedures of pledge delivery under the Agreement of NT Trust. 16-020-013-0011 are completed;

2.1.7 The signature of Agreement, NT Trust. 16-020-013-0013 with Party B, the “Mortgage Agreement” of NT Trust. 16-020-013-0014 coming into force and the procedures of mortgage registry under the Agreement of NT Trust.16-020-013-0013 are completed;

2.1.8 The procedure of pledge delivery under the Agreement of NT Trust. 16-020-013-0012 is completed;

2.1.9 The procedure of mortgage registry under the Agreement of NT Trust. 16-020-013-0014 is completed;

2.1.10 Guarantors, Wuhan Vogue-Show Jewelry Co., Inc. and Jia Zhihong (ID No: 420102196111133118) have agreed to bear the joint responsibility and guarantee for this Trust Loan, and the Agreements of Guaranty of NT Trust. 16-020-013-005 and NT Trust. 16-020-013-006 signed with Party A have taken effect.

2.1.11Trustor obtains the proper insurance policy;

2.1.12 Borrower deposits the pledge into the designated safe box in the keep of trustor and the insurance company;

2.1.13 Party B’s commitments in Article 11 are real and valid;

2.1.14 Party B has opened an account for the trust loan as stipulated in Clause 2.5;

2.1.15 Party B agrees to purchase the required trust insurance fund and the subscription of “The Entrusted Purchase Agreement of Trust Insurance Fund” with Party A takes into force;

2.1.16 No any law amendment or enactment, the new managing and supervision regulation issued by the department concerned that may cause the incapability of releasing the loan funds or performing the intention specified in this Agreement.

Party B confirms all foregoing conditions to be implemented before ________day of __________, (year) _________;

Article 3 The Item 2.2 of Section 2. “Loan Origination” in the Trust Loan Agreement is modified as:

The funds are released by Party A in the method of No. 2 hereinafter:

1) The load funds of each period shall be transferred to Party B’ s account mentioned above(hereinafter referred to as“Loan Account”, see Item 2.5) after ( ) business days by Party A upon the issue of trustor’s “Notice of Loan Grant” along with the foregoing conditions stipulated in 2.1 fulfilled ..

2) Party A shall transfer the first loan fund of RMB ONE HUNDRED MILLION (¥100,000,000.00) to Party B’s Loan Account in ( ) business days upon the performance of release conditions stipulated in 2.1, the issuance of irrevocable “Loan IOU” by Party B and the “Notice of Loan Grant” by trustor. Party A shall transfer the second loan fund of RMB FOUR HUNDREN MILLION (¥400,000,000.00) to Party B’s Loan Account in ( ) business days after the circumstances of the continuous performance of release conditions stipulated in 2.1, the payment of the first fund’s interest to the trust-special account, the issuance of irrevocable “Loan IOU” to Party A and the “Notice of Loan Grant” by trustor.

Article 4 The Item 3.1 of Section 3. “Loan Interest Settlement” in the Trust Loan Agreement is modified as:

The interest of each loan fund is yielded daily from the value date specified in Article 2.3 under this Agreement in the payment of the method of (5) as follows:

(5) The loan interest under this Agreement shall comply with the following content:

A. The interest and payment time of the first loan fund:

The Borrower shall pay the initial interest of the first loan fund in (3) business days upon its release date. Initial Interest= Loan Principal×4.1%= RMB 4.1 Million, The rest interest shall be paid on the corresponding day after 6 months since the release date. Rest Interest= Loan Principal×8%/2. If it is not a business day, interest should be paid on the previous business day.

B. The interest and payment time of the second loan fund:

The Borrower shall pay the initial interest of the second loan fund in (3) business days upon its release date. Initial Interest= Loan Principal×4.1%= RMB 4.1 Million, The rest interest shall be paid on the corresponding day after 6 months since the release date. Rest Interest= Loan Principal×8%/2. If it is not a business day, interest should be paid on the previous business day.

Borrower hereby verifies that the initial interest of each loan fund hereof is not limited to the actual loan term and the interests are non-refundable once they are received by the Lender. Any claim concerning the initial interest shall not be made by the Borrower in any reason.

Article 5 The Item 4.2 of Section 4. “Loan Principal Repayment” in the Trust Loan Agreement is modified as:

Party B shall repay the complete loan principal prior to (on) the expiration date with interest cleared in the following (1) method:

(1)	The principal of each loan is paid back in lump sum prior to (on) the corresponding expiration date.

Article 6 The Item 5.1 of Section 5. “Guarantee Measures” in the Trust Loan Agreement is modified as:

The loan shall be guaranteed in this method:

The Borrower hereof (Wuhan Kingold Internet Co., Ltd. guarantees the pledge and mortgage for the trust loan and has subscribed the “Pledge Agreements” of NT Trust.16-020-013-0011 and NT Trust.16-020-013-0012, “Mortgage Agreements” of NT Trust.16-020-013-0013 and NT Trust.16-020-013-0014 with Party A, subject to the actual stipulations;

The Guarantors hereof, Wuhan Weixiu Jewelry Co., Ltd. and Jia Zhihong (ID No: 420102196111133118) bear the joint responsibility and guarantee for this trust loan and have subscribed the “Agreements of Guaranty” of NT Trust. 16-020-013-005 and NT Trust.16-020-013-006, subject to the actual stipulation.

Article 7 Others

a) This Agreement is an integral part of the Trust Loan Agreement of NT Trust.16-020-013-002, with equal legal effect.

b) This Agreement shall prevail in case of inconsistency with the contents of the Trust Loan Agreement. For the items not specified herein, the Trust Loan Agreement shall be complied with.

c) This Agreement shall be in eight copies and takes into force upon the signature or seal of two parties or authorized representatives, 2 copies for the trustor and trustee respectively, the rest ones for the relevant procedures, each with the equal legal effect.

(not context below)

(Signature Page)

Party A: The National Trust Ltd.	Party B: Wuhan Kingold Internet Co., Ltd.

Legal Representative	Legal Representative
or Authorized Representative	or Authorized Representative
(Signature or Seal):	(Signature or Seal):

Date: April 26, 2016